SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2000



                       PPL Electric Utilities Corporation
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


     Pennsylvania                  1-905               23-0959590
     ------------                  -----               ----------
State or other jurisdiction     (Commission          (IRS Employer
     of Incorporation)          File Number)       Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


                                   PP&L, Inc.
                                   ----------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS
         ------------

Corporate Name Changes
----------------------

     On February 14, 2000, (i) PP&L, Inc. filed Articles of Amendment with the Pennsylvania Department of State (the "Department of State") to change its name to PPL Electric Utilities Corporation ("PPL Utilities"), effective immediately;
(ii) PP&L EnergyPlus Co., LLC, an unregulated subsidiary of PPL Utilities which sells energy and energy services to newly deregulated markets, filed Articles of Amendment with the Department of State to change its name to PPL EnergyPlus, LLC, effective immediately; and (iii) CEP Group, Inc., an unregulated subsidiary of PPL Utilities which, together with its subsidiaries, engages principally in financing and cash management activities, filed Articles of Amendment with the Department of State to change its name to PPL Energy Funding Corporation, effectively immediately.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PPL ELECTRIC UTILITIES CORPORATION

                                        By: /s/ John R. Biggar
                                           -------------------------------
                                             John R. Biggar
                                             Senior Vice President and
                                             Chief Financial Officer

Dated:   February 14, 2000